[TEXT]
                    SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.
                                  20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 25, 1994

                     FIRST OF AMERICA BANK CORPORATION
          (Exact name of Registrant as specified in its Charter)

            Michigan                  1-10534       38-1971791
    (State or other jurisdiction    (Commission    (I.R.S. Employer
        of Incorporation or         File Number)  Identification No.)
         Organization)

                 211 S. Rose, Kalamazoo, Michigan  49007
                  Address of principal Executive Offices)

     Registrant's telephone number, including area code  616-376-9000

    Item 5.   Other Events

         (1)  Filed herewith as Exhibit 99.1 is the Underwriting
              Agreement, dated July 19, 1994, between Registrant and the Underwriters named in Schedule II thereto.

         (2) Filed herewith as Exhibit 99.2 is a form of First of America Bank Corporation's 7-3/4% Subordinated Notes Due July 15, 2004.

         (3)  Filed herewith as Exhibit 99.3 is the First
              Supplemental Indenture, dated as of July 1, 1994, between Registrant and Continental Bank as Trustee.



    Item 7.   Financial Statements and Exhibits

         (99.1)    Underwriting Agreement between Registrant and
                   Underwriters.

         (99.2)    Form of 7-3/4% Subordinated Notes Due July 15,
                   2004.

         (99.3) First Supplemental Indenture, dated as of July 1, 1994, between Registrant and Continental Bank as Trustee.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, First of America has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRST OF AMERICA BANK CORPORATION
                                          REGISTRANT

    Date:  July 25, 1994          /s/ Thomas W. Lambert
                                  Thomas W. Lambert
                                  Executive Vice President and Chief
                                  Financial Officer
                                  (Principal Financial and Accounting
                                  Officer)

                              EXHIBIT INDEX


         (99.1)    Underwriting Agreement between Registrant and
                   Underwriters.

         (99.2)    Form of 7-3/4% Subordinated Notes Due July 15,
                   2004.

         (99.3) First Supplemental Indenture, dated as of July 1, 1994, between Registrant and Continental Bank as Trustee.

EXHIBIT (99.1)
    FIRST OF AMERICA BANK CORPORATION


                          UNDERWRITING AGREEMENT


                                                   New York, New York
                                                        July 19, 1994


    To the Representatives
    named in Schedule I
    hereto of the Underwriters
    named in Schedule II hereto

    Dear Sirs:

         First of America Bank Corporation, a Michigan corporation (the "Company"), proposes to sell to the underwriters named in
    Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture dated as of November 1, 1991, between the Company and Continental Bank, as trustee (the "Trustee"), as supplemented by a First Supplemental Indenture dated as of July 1, 1994 (such indenture, as supplemented, the "Indenture"). If the firm or firms listed in
    Schedule II hereto include only the firm or firms listed in
    Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, each shall be deemed to refer to such firm or firms.

         The Company has filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (Nos. 33-42226 and 33-49813) relating to the Securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and has filed such amendments thereto as shall have been required to the date hereof. Such registration statements as amended have been declared effective by the Commission, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statements and the prospectuses relating to the sale of Securities by the Company constituting a part thereof, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively.

         SECTION 1.  Representations and Warranties.

         (a) The Company represents and warrants to each Underwriter as follows:














              (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, at the date of the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K filing date") and as of the date hereof, complied, and complies, in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder (the "1933 Act Regulations") and the 1939 Act. The Registration Statement, at the time it became effective, at the 10-K filing date and as of the date hereof, did not, and does not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective, at the 10-K filing date and as of the date hereof, did not, and does not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through you expressly for use in the Registration Statement or the Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of the Trustee.

             (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or become effective and at the 10-K filing date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

            (iii) The independent auditors who examined or audited the consolidated financial statements and supporting schedules incorporated by reference in the Registration
         Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

             (iv) The consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as otherwise indicated therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

              (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) except for regular quarterly dividends on the Company's Common Stock, $10.00 par value per share (the "Common Stock") there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

             (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act"); and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

            (vii) Each subsidiary of the Company which is a "significant subsidiary" as defined in Rule 405 of Regulation C of the 1933 Act Regulations (a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; except as otherwise stated in the Registration Statement, all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States Code in the case of Significant Subsidiaries which are national banking associations) and, except for director's qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

           (viii) The Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and of the Indenture against payment of the consideration therefor in accordance with this Agreement, the Securities will be valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits of the applicable Indenture; and the Indenture conforms in all material respects to all statements relating thereto contained in the Prospectus.

             (ix) Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject in a manner which could reasonably be expected to materially and adversely affect the Company and the subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement and the Indenture by the Company, and the consummation by the Company of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Significant Subsidiaries is a borrowing party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court decree.

              (x) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries considered as one enterprise or which might reasonably be expected to materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary of the Company is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business of the Company or any such subsidiary, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed or incorporated by reference as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed or incorporated by reference.

             (xi) The Company and its Significant Subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its Significant Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.















            (xii) No authorization, approval, consent, order or decree of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1939 Act (which qualifications have been obtained) or state securities laws.

           (xiii) The Company and its Significant Subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

            (xiv) This Agreement has been duly executed and delivered by the Company.

         Any certificate signed by the Chairman, Vice Chairman, President or any Executive Vice President of the Company and delivered to you or to counsel for the Underwriters in connection with an offering of Securities shall be deemed a representation and warranty by the Company to each Underwriter participating in each such offering as to the matters covered thereby.

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto.

         3. Delivery and Payment. Delivery of and payment for the Securities shall be made at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof in the manner set forth in Schedule I hereto. The Securities shall be in the form of a global certificate representing the entire amount of such Securities.















         The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         4. Covenants of the Company. The Company covenants with each Underwriter, as follows:

              (a) Immediately following the execution of this Agreement, the Company will prepare a supplement to the Prospectus (the "Prospectus Supplement") setting forth the principal amount of Securities covered thereby, the terms of such Securities not otherwise specified in the Prospectus, the names of the Underwriters participating in the offering and the principal amount of Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as you and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

              (b) The Company will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement,
         (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) of the receipt of any comments from the Commission, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

              (c) The Company will give you notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus, whether pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish you with copies of any such amendment or supplement or other document proposed to be filed a reasonable amount of time prior to such proposed filing and will not file any such amendment or supplement or other document or use any such prospectus to which you or your counsel shall object.

              (d) The Company will deliver to you a conformed copy of the Registration Statement and of each amendment thereto for each of the Underwriters.

              (e) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of your counsel or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission to make the Registration Statement comply with such requirements.

              (f) The Company will endeavor, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate; and will file such statements and reports as may be required by the laws of such jurisdictions to continue such qualification in effect for as long as may be required for the distribution of the Securities. The Company will promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

              (g) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

              (h) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

              (i) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer or sell, or announce the offering of, any debt securities covered by the Registration Statement or by any other registration statement filed under the Act.

         5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

              (a) At the Closing Date (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, or (ii) the rating assigned by any nationally recognized statistical rating organization to any debt securities or preferred stock of the Company shall not have been lowered since the execution of this Agreement nor shall any such rating organization have publicly announced that it has placed any debt securities or preferred stock of the Company on what is commonly termed a "watch list" for possible downgrading, or
         (iii) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, together with the Prospectus Supplement, at the time it was required to be delivered to a purchaser of the Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

              (b) At the applicable Closing Date you shall have received:

                   (1)  The favorable opinion, dated as of the
              Closing Date, of Howard & Howard Attorneys, P.C., counsel for the Company, in form and substance satisfactory to you, to the effect that:

                        (i)  The Company has been duly incorporated
                   and is validly existing as a corporation in good standing under the laws of the State of Michigan.
















                        (ii) The Company has corporate power and
                   authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement.

                        (iii) The Company is duly registered as a
                   bank holding company under the Bank Holding
                   Company Act; to the best of their knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except when the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                        (iv) Each Significant Subsidiary of the
                   Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and, to the best of their knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States Code in the case of Significant Subsidiaries which are national banking associations) and, to the best of their knowledge and information, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                        (v)  The Indenture has been duly and validly
                   authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights or by general equity principles.

                        (vi) The Securities are in the form
                   contemplated by the Indenture, and have been duly and validly authorized by all necessary corporate action and, when executed and authenticated as specified in the Indenture and delivered against payment pursuant to this Agreement will be valid and binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement or creditors' rights or by general equity principles; and the Securities will be entitled to the benefits of the Indenture.

                        (vii) The Indenture and the Securities
                   conform in all material respects to the
                   descriptions thereof in the Prospectus and the Prospectus Supplement.

                        (viii) The Indenture is qualified under the
                   1939 Act.

                        (ix) This Agreement has been duly authorized,
                   executed and delivered by the Company.

                        (x)  No authorization, approval, consents,
                   order or decree of any court or governmental authority or agency is required in connection with the sale of the Securities under this Agreement, except such as may be required under the 1933 Act, the 1939 Act, the 1933 Act Regulations or state securities laws.

                        (xi) The Registration Statement is effective
                   under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                        (xii) At the time the Registration Statement
                   became effective and at the date hereof, the Registration Statement (other than the financial statements, supporting schedules and other financial and statistical data included therein, as to which no opinion need be rendered) complied and complies as to form in all material respects with the requirements of the 1933 Act, the 1939 Act and the 1933 Act Regulations.

                        (xiii) Each document filed pursuant to the
                   1934 Act (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) and incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the rules and regulations thereunder.

                        (xiv) To the best of their knowledge and
                   information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary of the Company is a party or to which any of their property or assets is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business of the Company or any such subsidiary, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise.

                        (xv) The information in the Prospectus under
                   "Description of Securities", "Certain Provisions of the Company's Articles of Incorporation and By-Laws" and, in the Prospectus Supplement under "Description of the Notes", to the extent that such information constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects.

                        (xvi) To the best of their knowledge and
                   information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, or filed or incorporated by reference.














                        (xvii) To the best of their knowledge and
                   information, the execution and delivery of this Agreement and the Indenture by the Company and the consummation by the Company of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court order or decree.

                   (2) The favorable opinion, dated as of Closing Date, of Brown & Wood, counsel for the Underwriters, with respect to the matters set forth in (i), (v) to
              (ix), inclusive, (xi) and (xii), of subsection (b)(1) of this Section.

                   (3)  In giving their opinions required by
              subsections (b)(1) and (b)(2), respectively, of this Section, Howard & Howard Attorneys, P.C. and Brown & Wood shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial data included or incorporated by reference therein as to which such counsel need make no statement) at the time it became effective, or if an amendment to the Registration Statement has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing, and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the date hereof and at the Closing Date, contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.
















                   (4)  In giving their opinions required by
              subsection (b)(1) and (b)(2), respectively, of this Section, Howard & Howard Attorneys, P.C. may rely as to matters of New York law upon the opinion of Brown &
              Wood and Brown & Wood may rely as to matters of Michigan law upon the opinion of Howard & Howard
              Attorneys, P.C.

              (c) At the Closing Date there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and you shall have received a certificate of the Chairman and Chief Executive Officer or the President and Chief Operating Officer of the Company and of the Chief Financial Officer and Treasurer of the Company, dated as of such Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company contained in
         Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of such Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be complied with or satisfied at or prior to such Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

              (d) At the time of the execution of this Agreement and at the Closing Date, you shall have received from KPMG Peat Marwick a letter dated such date, in form and substance satisfactory to you, to the effect that (i) they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) in their opinion the consolidated financial statements and supporting schedules audited by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statement on Form S-3 and the 1934 Act and the 1934 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited consolidated financial statements and supporting schedules of the Company and its subsidiaries incorporated by reference in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Registration Statement, (B) at a specified date not more than five days prior to the date of such letter, there has been any change in the capital stock of the Company or any increase in the consolidated long term debt of the Company and its subsidiaries or any decrease in the total assets of the Company and its subsidiaries, in each case as compared with the amounts shown in the most recent consolidated balance sheet incorporated by reference in the Registration Statement or, during the period from a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in net interest income, net interest income after provision for possible loan loss, non-interest income, net income or net income applicable to common stock of the Company and its subsidiaries as compared with the corresponding period in the preceding year except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by you and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

              (e) At the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by you by notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.
















         6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
    Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission (a) made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof or (b) made or omitted from the Statement of Eligibility and Qualification of the Trustee on Form T-1, and
    (ii) such indemnity with respect to the Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such Underwriter did not send a copy of the Prospectus (or the Prospectus as amended or supplemented) to such person, excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
    Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

         (d) To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on the grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (y) of this paragraph
    (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

         8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bear to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         9. Representations, Warranties and Agreements to Survive Delivery and Payment. All representations, warranties and agreements contained in this Agreement or contained in certificates of executive officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of any Securities to the Underwriters and payment therefor to the Company.

         10. Termination of Agreement. This Agreement may be terminated by you immediately upon notice to the Company, at any time at or prior to the Closing Date (i) if there shall have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
    (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in your reasonable judgment after consultation with the Company, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock of the Company shall have been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by Federal, New York or Michigan authorities, or (iv) if the rating assigned by any nationally recognized statistical rating organization to any debt securities or preferred stock of the Company as of the date hereof shall have been lowered since the date hereof or if any such rating organization shall have publicly announced that it has placed any debt securities or preferred stock of the Company on what is commonly termed a "watch list" for possible downgrading. In the event of any such termination, (x) the covenants set forth in Section 3 with respect to any offering of Securities shall remain in effect so long as any Underwriter owns any such Securities purchased from the Company pursuant to this Agreement and (y) the covenant set forth in Section 3(g), the provisions of Section 6, the indemnity agreement and contribution provisions set forth in Section 7 and the provisions of Sections 9 and 13 shall remain in effect.

         11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Chief Legal Officer; notices to the Company shall be directed to it at 211 South Rose Street, Kalamazoo, Michigan 49007, Attention: Thomas W. Lambert, Executive Vice President and Chief Financial Officer.

         12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         13. Governing Law. This Agreement and each Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.




























































         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                  Very truly yours,

                                  FIRST OF AMERICA BANK CORPORATION


                                  By:______________________________
                                     Thomas W. Lambert
                                     Executive Vice President and
                                     Chief Financial Officer


    The foregoing Agreement is
    hereby confirmed and accepted
    as of the date specified in
    Schedule I hereto.

    BEAR, STEARNS & CO. INC.
    MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED
    CHEMICAL SECURITIES INC
    KEEFE, BRUYETTE & WOODS, INC.

    BY:  BEAR, STEARNS & CO. INC.

    By:  ________________________





































                                SCHEDULE I


    Underwriting Agreement dated July 19, 1994

    Registration Statements Nos. 33-42226 and 33-49813

    Representatives: Bear, Stearns & Co.  Inc.
                     Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated
                     Chemical Securities Inc.
                     Keefe, Bruyette & Woods, Inc.

    Title, Purchase Price and Description of Securities:

         Title: 7-3/4% Subordinated Notes Due July 15, 2004.

         Principal amount: $200,000,000.

         Purchase price: 98.697% (plus accrued interest from July 15, 1994) in same day funds.

         Sinking fund provisions: none.

         Redemption provisions: none.

         Other provisions: none.

         Closing Date, Time and Location: July 26, 1994, 10:00 a.m., New York City time, Offices of Brown & Wood.

    Delayed Delivery Arrangements:  none





































                               SCHEDULE II

                                                 Principal Amount
                                                 of Securities to
    Underwriters                                   be Purchased

    Bear, Stearns & Co.  Inc. .  .  .  .  .  .  .   $ 80,000,000
    Merrill Lynch, Pierce, Fenner & Smith
         Incorporated . .  .  .  .  .  .  .  .  .     80,000,000
    Chemical Securities Inc.  .  .  .  .  .  .  .     20,000,000
    Keefe, Bruyette & Woods, Inc..  .  .  .  .  .     20,000,000
                                                    ____________
         Total .  .  .  .  .  .  .  .  .  .  .  .   $200,000,000
                                                    ____________
                                                    ____________

EXHIBIT (99.2)
                                                    CUSIP 318906 AB O

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS NOTE IS AN UNSECURED SUBORDINATED OBLIGATION OF FIRST OF AMERICA BANK CORPORATION ONLY, AND IS NOT A DEPOSIT OR AN OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF THE COMPANY. THIS NOTE IS NOT INSURED BY THE FDIC, BANK INSURANCE FUND, SAVINGS ASSOCIATION INSURANCE FUND, OR ANY OTHER FEDERAL AGENCY.



                    FORM OF SUBORDINATED DEBT SECURITY

                    FIRST OF AMERICA BANK CORPORATION

                7-3/4% SUBORDINATED NOTE DUE JULY 15, 2004



         First of America Bank Corporation, a Michigan corporation (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of _________________________ Dollars on July 15, 2004 at the office or agency of the Company referred to below, and to pay interest thereon on January 15, 1995, and semi-annually thereafter on July 15 and January 15 (each, an "Interest Payment Date") of each year, from July 15, 1994, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 7-3/4% per annum, until the principal hereof is paid or duly provided for. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date, will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the December 31 or June 30 (whether or not a Business
    Day), as the case may be, next preceding such Interest Payment Date. Any such interest which is payable, but is not so punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in such Indenture. Payment of the principal of (and premium, if any) and interest and Additional Amounts on this Note will be made at the Corporate Trust Office of the Trustee referred to on the reverse side hereof, or at such office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         This Note is one of the series of 7-3/4% Subordinated Notes Due July 15, 2004 (the "Notes"). Reference is hereby made to the further provisions of this Note set forth on the reverse hereof including, without limitation, provisions for subordinating the payment of the principal of and interest on the Notes of this series to the prior payment in full of all Senior Indebtedness as defined in the Indenture. Such further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse side hereof or an Authenticating Agent under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under said Indenture, or be valid or obligatory for any purpose.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

    [Seal]                             FIRST OF AMERICA BANK
    CORPORATION



    By:_______________________________________
                                       Thomas W. Lambert
                                  Its: Executive Vice President and
                                       Chief Financial Officer

    Dated:  July 26, 1994


    Attest:____________________________________














                                       Name:
                                       Title:


                 TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.


                                  CONTINENTAL BANK
                                  As Trustee



    By:_____________________________________
                                       K. L. Clark
                                  Its: Trust Officer


















































                           REVERSE OF SECURITY

                    FIRST OF AMERICA BANK CORPORATION

                7-3/4% SUBORDINATED NOTE DUE JULY 15, 2004



         This Note is one of a duly authorized issue of Notes of the Company (herein called the "Notes"), issued and to be issued in one or more series under the Subordinated Indenture dated as of November 1, 1991 as supplemented by the First Supplemental Indenture dated as of July 1, 1994 (collectively herein called the "Indenture"), between the Company and Continental Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated by its title on the face hereof, limited in aggregate principal amount to $200,000,000.

         The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payments in full of the principal of (and premium, if any) and interest and Additional Amounts on all Senior Indebtedness as defined in the Indenture, whether now or hereafter outstanding, and this Note is issued and subject to such provisions, and each Holder of this Note, by accepting the same, agrees, expressly for the benefit of the present and future Holders of the Senior Indebtedness, to and shall be bound by such provisions, and authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate such subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

         This Note is not subject to redemption prior to maturity.

         If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture does not provide for any right of acceleration of the payment of the principal of a series of Notes upon a default in the payment of principal or interest or a default in the performance of any covenant or agreement in the Notes of a particular series or in the Indenture. Upon occurrence of nonpayment of interest or principal, the Holder of a Note (or the Trustee under the Indenture on behalf of the Holders of all of the series of Notes) may, subject to certain limitations and conditions, seek to enforce payment of such interest or principal.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of the Note or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register, upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee located in the City of Chicago, Illinois or at such office or agency of the Company maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Register duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange of Notes of this series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection herewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         Notes of this series shall rank pari passu with Securities heretofore or hereafter issued under the Indenture.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT (99.3)
                       FIRST SUPPLEMENTAL INDENTURE

         THIS FIRST SUPPLEMENTAL INDENTURE, dated as of July 1, 1994, by and between FIRST OF AMERICA BANK CORPORATION, a Michigan corporation (the "Company"), and CONTINENTAL BANK, a banking corporation organized under the laws of the State of Illinois (formerly Continental Bank, National Association, a national banking association), as Trustee under the Indenture hereinafter referred to ("Trustee");

                               WITNESSETH:

         WHEREAS, the Company has heretofore duly executed and delivered to the Trustee its Subordinated Indenture dated as of November 1, 1991 (the "Indenture"), to provide for the issuance from time to time by the Company of securities; and

         WHEREAS, the Company desires to execute and deliver to the Trustee a supplemental indenture by the terms of which all Holders from time to time of Securities issued from and after the date of such supplemental indenture shall be bound; and

         WHEREAS, all acts and things necessary to constitute these presents a valid supplemental indenture and agreement have been done and performed, and the execution of this First Supplemental Indenture has in all respects been duly authorized, and the Company and the Trustee, in the exercise of the legal right and power vested in each, execute this First Supplemental Indenture.

         NOW THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Securities from and after the date hereof as follows:

                               ARTICLE ONE
                               DEFINITIONS

         Section 1.01. For all purposes of this First Supplemental Indenture, except as otherwise expressly provided in this Article One or unless the context otherwise requires, terms used herein that are defined in the Indenture, either directly or by reference therein, have the meanings ascribed to them therein.

         Section 1.02. The definition of "Senior Indebtedness" is hereby deleted and in its place is inserted the following:

              "Senior Indebtedness" means the principal of and premium, if any, and interest on all indebtedness and other obligations of the Company, whether outstanding at the date hereof or thereafter incurred or created, except Securities issued prior to July 1, 1994 or such indebtedness or obligations as are by their terms expressly stated to be subordinated in right of payment to, or to rank pari passu with, the Securities or are identified in a Board Resolution or any indenture supplemental hereto as subordinated in right of payment to, or to rank pari passu with, the Securities.

                               ARTICLE TWO
                                 REMEDIES

         Section 2.01. Section 501 of the Indenture is deleted in its entirety and in its place is inserted the following:

              Section 501.  Events of Default.

              "Event of Default," wherever used herewith with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body);

                   (1) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, adjudging it a bankrupt or insolvent or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                   (2) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in any involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company, or for any substantial part of its property.

              If an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.



                              ARTICLE THREE
                     CONSOLIDATION, MERGER AND SALES

         Section 3.01. The words "(including, without limitation, default under Section 1006)" appearing in the fourth and fifth lines of Section 801(2) are hereby deleted.

                               ARTICLE FOUR
                                COVENANTS

         Section 4.01.  Section 1006 is hereby deleted in its
    entirety, and the reference to Section 1006 in the second line of
    Section 1009 is also hereby deleted.

                               ARTICLE FIVE
                      OBLIGATIONS CONCERNING TRUSTEE

         Section 5.01. The Trustee hereby accepts this First Supplemental Indenture, but only upon the terms and conditions set forth in the Indenture as supplemented hereby. The Trustee shall be entitled to, may exercise, and shall be protected by, where, and to the full extent that the same are applicable, all the rights, powers, privileges, immunities and exemptions provided in the Indenture as if the provisions concerning the same were incorporated herein at length. The recitals and statements in this First Supplemental Indenture shall be taken as statements of the Company and shall not be considered as made by, or imposing any obligation or liability upon, the Trustee, nor shall the Trustee be held responsible for the legality or validity of this First Supplemental Indenture, and the Trustee makes no covenant or representation and shall not be responsible as to or for the effect, authorization, execution, delivery or validity hereof.

                               ARTICLE SIX
                         MISCELLANEOUS PROVISIONS

         Section 6.01. This First Supplemental Indenture shall take effect, without further action of the parties hereto, immediately upon execution by all the parties and shall be binding upon all Holders of Securities issued subsequent to the date hereof. Securities issued prior to the date hereof shall be entitled to the benefits of the Indenture as originally executed, and the terms and provisions of this First Supplemental Indenture shall not be applicable to such Securities.

         Section 6.02. Except as herein expressly provided, the Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         Section 6.03. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture.

         Section 6.04. This First Supplemental Indenture may be executed in several counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
         Section 6.05. This First Supplemental Indenture shall be governed and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

                             FIRST OF AMERICA BANK CORPORATION

    [Corporate Seal]

    Attest:__________________
    By:___________________________________
                                  Thomas W. Lambert
                             Its: Executive Vice President and
                                  Chief Financial Officer




                             CONTINENTAL BANK

    [Corporate Seal]


    Attest:__________________
    By:_______________________________________
                                  K. L. Clark
                             Its: Trust Officer
























    STATE OF MICHIGAN        )
                             : ss.
    COUNTY OF KALAMAZOO )

         On the 22nd day of July, 1994, before me personally came Thomas W. Lambert, to me known, who, being by me duly sworn, did depose and say that he is an Executive Vice President of FIRST OF AMERICA BANK CORPORATION, a Michigan corporation, one of the persons described in and who executed the foregoing instrument; that he knows the seal of the Corporation; that the seal affixed to said instrument is said Corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


    [NOTARIAL SEAL]
                                  ___________________________________
                                  Notary Public




    STATE  OF  ILLINOIS      )
                             : ss.
    COUNTY OF COOK      )

         On the ___ day of July, 1994, before me personally came K.
    L. Clark, to me known, who, being by me duly sworn, did depose and say that she is a Trust Officer of CONTINENTAL BANK, a banking corporation, one of the persons described in and who executed the foregoing instrument; that she knows the seal of the association; that the seal affixed to said instrument is said association's seal; that it was so affixed by authority of the Board of Directors of said association; and that she signed her name thereto by like authority.



    [NOTARIAL SEAL]               ______________________________
                                  Notary Public